UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2013

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On January 17, 2013, ULURU Inc., a Nevada corporation (the “Company”), entered into indemnification agreements with Helmut Kerschbaumer and Klaus Kuehne, each being a Director of the Company, (collectively, the “Indemnification Agreements”).  The Indemnification Agreements provide for indemnification of all expenses incurred by such directors in any proceeding to which they are a party by reason of their status as directors of the Company if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe their conduct was unlawful.

The preceding description is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 17, 2013, the Board of Directors of the Company appointed Helmut Kerschbaumer and Klaus Kuehne to each serve as a director of the Company.

Messrs. Kerschbaumer and Kuehne are the designees of IPMD GmbH to serve on the Company’s Board of Directors pursuant to covenants in the Securities Purchase Agreement with IPMD GmbH, dated December 21, 2012 (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, IPMD GmbH agreed to invest an aggregate of $2,000,000 for 5,000,000 shares of our common stock, par value $0.001 per share (the “Shares”) and warrants to purchase up to 3,000,000 shares of our common stock (the “Warrants”).  The purchase and sale of the Shares and Warrants will take place at four closings over the next twelve months, with $400,000 being funded at the initial closing that occurred on January 3, 2013, $500,000 being funded on the four-month anniversary of the initial closing, $600,000 being funded on the eight-month anniversary of the initial closing and $500,000 being funded on the one-year anniversary of the initial closing..  The Warrants have a fixed exercise price of $0.60 per share, become exercisable in tranches on each of the four funding dates, and expire on the one-year anniversary of the initial closing.

Item 7.01	Regulation FD Disclosure

On January 21, 2013, the Company issued a press release entitled “Uluru Inc. Announces the Appointment of Two New Members to the Board of Directors”.  A copy of the press release is attached hereto as Exhibit 99.

The information set forth in this Item 7.01 and Exhibit 99 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement.
99.1	Press Release issued by ULURU Inc. dated January 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: January 22, 2013	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement
99.1	Press Release issued by ULURU Inc. dated January 21, 2013.